Exhibit 10.55

                     AMENDED AND RESTATED GUARANTY AGREEMENT


1. GUARANTY. The undersigned JACK H. CASTLE, JR. (hereinafter called the "Guarantor") for value received, the receipt and sufficiency of which is hereby acknowledged, and to induce NATIONSBANK OF TEXAS, N.A., a national banking association having banking quarters at 700 Louisiana, Houston, Harris County, Texas 77002 (hereinafter called the "Bank"), at its option, at any time or from time to time to loan monies, with or without security to or for the account of CASTLE DENTAL CENTERS, INC. (hereinafter called the "Borrower"), and at the special insistence and request of the Bank, the Guarantor hereby unconditionally guarantees the prompt payment at maturity and the prompt performance when due of the following (hereinafter called the "Indebtedness"):

        All Indebtedness and other indebtedness, obligations and liabilities of any kind of the Borrower to the Bank or any Affiliate (as defined in the Credit Agreement) of the Bank (and also to others to the extent of participation granted them by the Bank), now outstanding or owing or which may hereafter be existing or incurred under or in connection with the Amended and Restated Credit Agreement dated as of May 31, 1996 (the "Credit Agreement"), among the Borrower and the Bank, the Notes (as defined in the Credit Agreement), and the Security Instruments (as defined in the Credit Agreement), as such documents may hereafter be amended, modified, supplemented or restated, and any rearrangements, extensions, refinancings or replacements thereof.

2. NATURE OF GUARANTY. This Guaranty Agreement is an absolute, completed and continuing one, and no notice of the Indebtedness or of any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. The Borrower and the Bank may rearrange, extend for any period and/or renew from time to time any Indebtedness without notice to the Guarantor, and in such event the Guarantor will remain fully bound hereunder on such Indebtedness. This Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indebtedness is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. The Guarantor hereby expressly waives presentment, demand, protest and notice of protest and dishonor on any and all forms of the Indebtedness, and also notice of acceptance of this Guaranty Agreement, acceptance on the part of the Bank being conclusively presumed by its request for this Guaranty Agreement and delivery of the same to it.

3. BANK'S RIGHTS. The Guarantor authorizes the Bank, without notice or demand and without affecting the Guarantor's liability hereunder, to (i) take and hold security for the payment of this Guaranty Agreement and/or any of the Indebtedness, and exchange, enforce, waive and release any such security; (ii) apply such security and direct the order or manner of sale thereof as the Bank in its discretion may determine; and (iii) obtain a guaranty of any of the Indebtedness from any one or more persons, corporations or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations or entities from their obligations under such guaranties.

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4. GUARANTOR'S WAIVERS. The Guarantor waives any right to require the Bank to
(i) proceed against the Borrower, (ii) proceed against or exhaust any security held from the Borrower or others, (iii) have the Borrower joined with the Guarantor in any suit arising out of this Guaranty Agreement and/or any of the Indebtedness, or (iv) pursue any other remedy in the Bank's power whatsoever. The Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or any other guarantor of any of the Indebtedness, and the Guarantor shall remain liable hereon regardless of whether the Borrower or any other guarantor be found not liable thereon for any reason. Until all the Indebtedness shall have been paid in full, the Guarantor shall have no right of subrogation and waives any right to enforce any remedy which the Bank now has or may hereafter have against the Borrower, and the Guarantor waives any benefit of and any right to participate in any security now or hereafter held by the Bank.

5. MATURITY, PAYMENT. The Guarantor agrees that if the maturity of any Indebtedness is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor. The Guarantor will, forthwith upon notice from the Bank of the Borrower's failure to pay any Indebtedness at maturity, pay to the Bank at the Bank's banking quarters specified in the opening clause of this Guaranty Agreement the amount due and unpaid by the Borrower and guaranteed hereby. The failure of the Bank to give this notice shall not in any way release the Guarantor hereunder.

6. EXPENSES, INTEREST. If the Guarantor fails to pay the Indebtedness after notice from the Bank of the Borrower's failure to pay any Indebtedness at maturity, and if the Bank obtains the services of an attorney for collection of amounts owing by the Guarantor hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by the Guarantor hereunder, or if any amount owing by the Guarantor hereunder is collected through such proceedings, the Guarantor agrees to pay to the Bank at the Bank's banking quarters the Bank's reasonable attorneys' fees. The Guarantor further agrees to pay interest on the amount of any judgment at the interest rate provided for in the instrument creating or evidencing any of the Indebtedness or, if such rate cannot be charged to the Guarantor, at the Post-Default Rate (as defined in the Credit Agreement).

7. PRIMARY LIABILITY. It is expressly agreed that the liability of the Guarantor for the payment of the Indebtedness guaranteed hereby shall be primary and not secondary.

8. FINANCIAL REPRESENTATIONS. The financial statements of the Guarantor, which have been delivered to the Bank and certified by the Guarantor to be true and correct, dated October 20, 1995, fairly present the financial condition of the Guarantor as at such date, and were prepared in a manner consistent with past practices and since October 20, 1995, there has been no material adverse change in such condition.

9. FINANCIAL INFORMATION. The Guarantor will furnish to the Bank annually by April 31 of each year, current financial statements of the Guarantor, in such detail and containing such information relating to the financial condition of the Guarantor as the Bank may reasonably request, certified by the Guarantor to be true and correct and in form and substance satisfactory to the Bank.

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10. RIGHT OF SET-OFF. Upon the Borrower's failure to pay any of the Indebtedness guaranteed hereby, the Bank is hereby authorized to then, or at any time thereafter and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor), apply and set-off (i) any and all deposits (general or special, time or demand, provisional or final) of the Guarantor at any time held by the Bank; (ii) any and all other claims of the Guarantor against the Bank, now or hereafter existing; (iii) any and all other indebtedness at any time owing by the Bank to or for the account of the Guarantor; (iv) any and all money, instruments, securities, documents, chattel papers, credits, claims demands and other property, rights or interests of the Guarantor which at any time shall come into the possession or custody or under the control of the Bank, or any of its agents or affiliates, for any purpose;
and (v) the proceeds of any of the foregoing (all of which is collectively called the "Security") against the obligations of the Guarantor hereunder. The Guarantor hereby grants to the Bank a security interest in the Security as security for such obligations. The Bank shall have the right to so set-off and apply the Security against the obligations of the Guarantor hereunder regardless of whether or not the Bank shall have made any demand for payment of the Indebtedness guaranteed hereby or shall have given any other notice. The Bank agrees to promptly notify the Guarantor after any such set-off and application; provided, however, the failure of the Bank to give any such notice shall not affect the validity of such set-off and application. The Bank shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents or affiliates. The right is expressly granted to the Bank, at its discretion, to file one or more financing statements or a copy of this Guaranty Agreement under the Uniform Commercial Code naming the Guarantor as Debtor and the Bank as Secured Party and indicating therein the types or describing the items of Security herein specified. The Bank shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security.

11. CUMULATIVE RIGHTS. The rights of the Bank under paragraph 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have. Without limiting the generality of the foregoing, the Bank may sell or cause to be sold in the county in which its banking quarters are located, or elsewhere, in one or more sales or parcels, at such price as the Bank may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security at any broker's board or at public or private sale, without demand for performance or notice of intention to sell or of the time or place of sale (except such notice as is required by applicable statute and cannot be waived), and the Bank or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the Guarantor, any such demand, notice or right and equity being hereby expressly waived and released.

12. ABSOLUTE OBLIGATIONS. The grant of the above security interest and lien shall not in anywise limit or be construed as limiting the Bank to collect payment of the Guarantor's obligations hereunder only out of the Security, but it is expressly understood and provided that all such obligations shall constitute the absolute and unconditional obligations of the Guarantor.

13. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is and shall be in every particular available to the successors and assigns of the Bank and is and shall always be fully binding upon the heirs, legal representatives, successors and assigns of the Guarantor, notwithstanding that some or all of the

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monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, or other event affecting the Guarantor.

14. NOTICES. Any notice or demand to the Guarantor under or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to the Guarantor at the address of the Guarantor appearing on the records of the Bank, in the United States mail, but actual notice, however given or received, shall always be effective.

15. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

16. GOVERNING LAW. This Guaranty Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the State of Texas, and of the United States of America.

        WITNESS THE EXECUTION HEREOF, as of the __th day of May, 1996, in Harris County, Texas.


                                    -------------------------------------
                                    JACK H. CASTLE, JR.

                                    Address:

                                    c/o Castle Dental Centers, Inc.
                                    1360 Post Oak Boulevard, Suite 1300
                                    Houston, Texas 77002

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